American Century Variable Portfolios, Inc.
Statement of Additional Information Supplement
VP Balanced Fund ¡ VP Capital Appreciation Fund
VP Income & Growth Fund ¡ VP International Fund
VP Large Company Value Fund  ¡ VP Mid Cap Value Fund
VP Ultra® Fund ¡ VP Value Fund ¡ VP VistaSM Fund

Supplement dated September 11, 2009 ¡ Statement of Additional Information dated May 1, 2009

The entry for Glenn A. Fogle in the Accounts Managed table on page 52 of the statement of additional information is deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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